UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   February 21, 2002

RESTORAGEN, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-30493	47-0727668
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

4130 NW 37th Street
Lincoln, Nebraska	68524-1637
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-786-2580

Items 1, 2, 3, 4, 5, 6, 7 and 8 are not applicable and therefore omitted.

Item 9.  Regulation FD Disclosure.

Incorporated herein is the attached copy of the press release dated February 21, 2002 announcing the Company’s corporate restructuring and workforce reduction.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RESTORAGEN, INC.

By	/s/ David S. Walker
David S. Walker
Senior Vice President and
Chief Financial Officer

Dated:   February 26, 2002

Contact:

All Media Inquiries:

David Walker, Chief Financial Officer

Beth Preston or Jessica Morrison

Restoragen, Inc.

Feinstein Kean Healthcare

www.restoragen.com

www.fkhealth.com

(800) 786-2580

(617) 577-8110

For Immediate Release

RESTORAGEN, INC. ANNOUNCES CORPORATE RESTRUCTURING AND WORKFORCE REDUCTION

LINCOLN, NEBRASKA, February 21, 2002 — Restoragen, Inc. today announced a restructuring of the Company and a reduction in workforce at its Lincoln, Nebraska facilities.  The restructuring will result in a reduction of total workforce from 121 to 60 employees.

The Company will be announcing a realigned business strategy in the coming weeks.  The revised strategy is expected to focus on Restoragen’s distinctive core competence in developing commercially viable recombinant peptide production methods, as well as strategic partnering to develop and commercialize peptide-based therapeutics for clinically and economically important metabolic diseases. “Regrettably, this downsizing is necessary to restructure the Company in a focused and strategic manner,” stated Restoragen’s recently recruited Chief Executive Officer, Ashleigh Palmer.

In connection with the restructuring, Restoragen has modified its clinical development program for rGLP-1 in type 2 diabetes.  The Company is currently engaged in a Phase IIB clinical trial in the United States.

About Restoragen

Restoragen’s stock is not publicly traded.  The Company has registered its capital stock with the Securities and Exchange Commission and files periodic reports, such as Forms 10-K, 10-Q and 8-K, with the Commission.  Those reports are available on the SEC website (www.sec.gov).

Forward-Looking Statements

Statements made in this Press Release that are not historical or current facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We use words such as “anticipate”, “believe”, “plan”, “expect”, “intend” , “suggest” and similar expressions to identify forward-looking statements. These statements are subject to risks and uncertainties involved in the dependence of the Company on obtaining future financing, the additional development of the Company’s new pharmaceutical products, the outcomes of clinical trials, obtaining regulatory approvals or clearances, the ability of the Company’s products to be manufactured in commercial quantities, contracting for or constructing facilities for commercial production, protection of the Company’s patent and proprietary rights and avoidance of infringement of patents issued to competitors, and potential competition. A detailed discussion of risks and uncertainties may be found in the Company’s Form 10-K for the year ended December 31, 2000, under the heading, “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Additional Factors That May Affect Future Performance.”

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